CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

Exhibit 10.35

First Amendment to Credit Agreement
and First Amendment to Revolving Line of Credit Note

This First Amendment to Credit Agreement and First Amendment to Revolving Line of Credit Note (the “Amendment”) is entered into as of June 26, 2024 (the “Amendment Effective Date”), by and among ARCTURUS THERAPEUTICS, INC., a Delaware corporation (“Borrower”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Bank”).

Recitals:

A. The Borrower and the Bank are party to that certain Credit Agreement dated as of April 21, 2023 (as amended, modified, restated, or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement as amended hereby, the “Credit Agreement”).

B. Pursuant to the terms of the Existing Credit Agreement, the Borrower delivered to Bank that certain Revolving Line of Credit Note dated as of April 21, 2023 (as amended, modified, restated, or supplemented from time to time prior to the date hereof, the “Existing Note” and the Existing Note as amended hereby, the “Note”).

C. The Borrower has requested that the Bank amend the Existing Credit Agreement and the Existing Note, in each case, to extend the Maturity Date, and the Bank is willing to do so under the terms and conditions set forth herein.

Now, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.
Incorporation of Recitals; Defined Terms. The Borrower acknowledges that the Recitals set forth above are true and correct. This Amendment shall constitute a Loan Document, and the Recitals shall be construed as part of this Amendment. Each capitalized term used but not otherwise defined herein, including capitalized terms used in the introductory paragraph hereof and the Recitals, has the meaning assigned to it in the Existing Credit Agreement.
Section 2.
Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the defined term “Maturity Date” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Maturity Date” means April 21, 2026; provided, however, that if such date is not a Business Day, the Maturity Date shall be the immediately preceding Business Day.

Section 3.
Amendments to Existing Note. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the last sentence of clause (a) of the section titled “BORROWING AND REPAYMENT” of the Existing Note is hereby amended and restated in its entirety as follows:

The outstanding principal balance of this Note shall be due and payable in full on April 21, 2026.

Section 4.
Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
4.1.
The Borrower and the Bank shall have executed and delivered this Amendment.
4.2.
The Bank shall have received, a certificate from the Secretary of Borrower certifying that (a) the resolutions, organizational documents and incumbency previously provided to the Bank pursuant to Section 4.1(a)(ii) of the Existing Credit Agreement remain in full force and effect and have not been amended or otherwise modified from such delivered documents, and (b) the Borrower is in good standing, as certified as of a recent date by the Secretary of State of Delaware.
4.3.
The Bank shall have received payment in full of the extension commitment fee of $[***], which shall be due and payable to the Bank on the date hereof, and counsel to the Bank shall have received all reasonable and documented fees and out-of-pocket expenses to the extent accrued and unpaid prior to the Amendment Effective Date.
Section 5.
Acknowledgement of Liens. The Borrower hereby acknowledges, confirms, and agrees that the Bank has a valid, enforceable (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability) and perfected first-priority lien upon and security interest in the Collateral granted to the Bank pursuant to the Loan Documents, and nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for thereby as to the Obligations which would be secured thereby prior to giving effect to this Amendment.
Section 6.
Representations and Warranties of Borrower. To induce the Bank to enter into this Amendment, the Borrower hereby represents and warrants to the Bank that, as of the date hereof: (a) after giving effect to this Amendment, each representation and warranty of the Borrower in each Loan Document, including those in Article III of the Existing Credit Agreement, is true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date, in which case it is true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of such earlier date, (b) after giving effect to this Amendment, no Event of Default, and no condition, event or act which with the giving of notice or the passage of time or both would constitute such an Event of Default, has occurred and is continuing or exists, or would result herefrom, and (c) the Borrower has the power and authority to execute, deliver, and perform this Amendment and has taken all necessary action to authorize their execution, delivery, and performance of this Amendment.
Section 7.
Miscellaneous.
7.1.
Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of the Borrower and the Bank and their respective successors and assigns. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of the Borrower and the Bank with respect to the transactions contemplated hereby, and there shall be no third-party beneficiaries of any of the terms and provisions of this Amendment.
7.2.
Entire Agreement. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof. Except as specifically amended hereby, all of the terms and conditions set forth in the Existing Credit Agreement and the Existing Note shall stand and remain unchanged and in full force and effect. On and after the date hereof, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended hereby. On and after the date hereof, each reference in the Existing Note to “this Note”, “hereunder”, “hereof’, “herein” or words of like import referring to the Existing Note, and each reference in the other Loan Documents to the “Note”, “thereunder”, “thereof” or words of like import referring to the Existing Note shall mean and be a reference to the Existing Note as amended hereby.
7.3.
Headings. Section and sub-section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.4.
Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
7.5.
Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment conflicts with, or is inconsistent with, any provision in any of the Loan Documents, the provision contained in this Amendment shall govern and control.
7.6.
Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or by

e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.
7.7.
Incorporation of Credit Agreement. The provisions contained in Sections 8.10 (Governing Law), 8.13 (Arbitration) and 8.15 (Acknowledgement Regarding Any Supported QFCs) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Amendment rather than the Credit Agreement.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first set forth above.

“Borrower”

Arcturus Therapeutics, Inc.

By Lance Kurata

Name Lance Kurata

Title Chief Legal Officer

[Signature Page to First Amendment to Credit Agreement
and First Amendment to Revolving Line of Credit Note]

“Bank”

Wells Fargo Bank, National Association

By Derek Jensen

Name Derek Jensen

Title Vice President

[Signature Page to First Amendment to Credit Agreement
and First Amendment to Revolving Line of Credit Note]